                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            ----------------------



                                 FORM 8-K/A-1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  MAY 28, 1996
                                                  -----------------------------


                                  AMRE, INC.
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                   1-9632                      75-2041737
- --------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File Number)             Identification No.)


8585 N. Stemmons Freeway, South Tower, Dallas, TX                       75247
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (214) 658-6300
                                                    ----------------------------

                                     N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     All references herein to the Information Statement/Prospectus refer to the Information Statement/Prospectus dated April 24, 1996 (the "Information Statement Prospectus") of AMRE, Inc., a Delaware corporation ("AMRE"), and Congressional Construction Corporation, a Virginia corporation ("Congressional") which is incorporated herein by reference to Exhibit 99.1. With respect to each contract, agreement or other document referred to herein, and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  (1) The financial statements referenced under "Index to Financial Statements -- Congressional Construction Corporation" in the Information Statement/Prospectus is incorporated herein by reference and the financial statements of Congressional Construction Corporation for the required interim periods are filed as part of this report.

                  (2) The manually signed accountant's report referenced under "Index to Financial Statements -- Congressional Construction Corporation" in the Information Statement/Prospectus is incorporated herein by reference.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  (1)      Not applicable.

         (C)      EXHIBITS

                  **2.1 Agreement and Plan of Merger dated as of December 30, 1995, among AMRE, Inc., AMRE-Congressional Acquisition, Inc., a Delaware corporation, Congressional
                                    Construction, a Virginia corporation,
                                    together with all exhibits thereto
                                    (incorporated by reference to the
                                    Information Statement/Prospectus filed
                                    herewith as an exhibit is incorporated
                                    herein by reference).

                  *23.1             Consent of Deloitte & Touche LLP

                  **99.1 Information Statement/Prospectus of AMRE and Congressional incorporated by reference to AMRE's Registration Statement on Form S-4, as amended (registration number 333-02627), of which the Information Statement/Prospectus is a part.

                  **99.2            Press Release issued by AMRE on May 28,
                                    1996.

         * Filed herewith.
         ** Previously filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                          AMRE, INC.



Date:  August 12, 1996                    By:  /s/ John H. Karnes, Jr.
                                               -----------------------
                                               John H. Karnes, Jr.
                                               Vice President, General Counsel
                                               and Corporate Secretary



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



                INDEX TO CONGRESSIONAL CONSTRUCTION CORPORATION
                             FINANCIAL STATEMENTS


                                                                              PAGE
                                                                              ----
Balance Sheet at March 31, 1996 (Unaudited) and December 31, 1995
    (Unaudited) ............................................................   5

Statement of Operations for the Three Months Ended
    March 31, 1996 and 1995 (Unaudited).....................................   6

Statement of Cash Flows for the Three Months Ended
    March 31, 1996 and 1995 (Unaudited).....................................   7

Statement of Stockholders' Equity (Deficit) for the
    Three Months Ended March 31, 1996 (Unaudited)...........................   8

Notes to Financial Statements (Unaudited)...................................   9



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




                    CONGRESSIONAL CONSTRUCTION CORPORATION

                                 BALANCE SHEET
                                  (Unaudited)

                                    ASSETS


                                                                                    MARCH 31,     DECEMBER 31,
                                                                                      1996            1995
                                                                                   -----------    -----------

Current assets:
  Cash and cash equivalents ....................................................   $    67,696    $   306,601
  Contract receivables (net of allowance for doubtful accounts of $63,507) .....       544,660        590,370
  Costs incurred on uncompleted contracts ......................................       104,604        161,818
  Prepaid expenses and other current assets ....................................        87,590         98,293
                                                                                   -----------    -----------

        Total current assets ...................................................       804,550      1,157,082
                                                                                   -----------    -----------

Property and equipment:
  Autos ........................................................................        15,131         15,131
  Furniture and fixtures .......................................................       464,044        369,791
  Leasehold improvements .......................................................         9,054          6,214
                                                                                   -----------    -----------

                                                                                       488,229        391,136
  Less:  Accumulated depreciation and amortization .............................      (139,642)      (121,940)
                                                                                   -----------    -----------

                                                                                       348,587        269,196
Other assets ...................................................................        19,657           --
                                                                                   -----------    -----------

                                                                                   $ 1,172,794    $ 1,426,278
                                                                                   ===========    ===========


                                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Current portion of notes payable .............................................   $   683,392    $   624,320
  Current portion of capital lease obligation ..................................        49,420         37,587
  Accounts payable .............................................................       549,256        590,739
  Customer deposits ............................................................       167,411        290,043
  Accrued liabilities ..........................................................       751,631        422,104
                                                                                   -----------    -----------

        Total current liabilities ..............................................     2,201,110      1,964,793

Notes payable ..................................................................     4,660,289      4,788,145

Capital lease obligation .......................................................        74,427         20,100

Stockholders' equity (deficit):
  Convertible preferred stock, no par value; 700 shares authorized, issued, and outstanding (aggregate liquidation value of $7,746,900,
        at March 31, 1996) .....................................................           500            500
  Common stock, $1 par value, 1,000 shares authorized and
    issued; 499 shares outstanding .............................................         1,000          1,000
  Retained deficit .............................................................      (562,833)       (27,556)
  Unearned ESOP compensation ...................................................    (5,201,199)    (5,320,204)
  Less:  501 shares of common stock in treasury ................................          (500)          (500)
                                                                                   -----------    -----------

        Total stockholders' equity .............................................    (5,763,032)    (5,346,760)
                                                                                   -----------    -----------

                                                                                   $ 1,172,794    $ 1,426,278
                                                                                   ===========    ===========



                      See Notes to Financial Statements.

                    CONGRESSIONAL CONSTRUCTION CORPORATION


                            STATEMENT OF OPERATIONS
                                  (Unaudited)





                                                        THREE MONTHS ENDED
                                                   ------------------------------
                                                   MARCH 31, 1996  MARCH 31, 1995
                                                   --------------  --------------

Contract revenues ................................. $ 2,639,566    $ 3,278,687

Cost of contracts completed:

  Materials and labor .............................   1,038,367      1,236,439
  Selling costs ...................................     411,074        526,655
  License fees ....................................     282,242        443,188
                                                    -----------    -----------

Gross profit ......................................     907,883      1,072,405
                                                    -----------    -----------

Operating expenses:

  Advertising .....................................     218,847        334,945
  Compensation costs ..............................     692,405        712,121
  Other general and administrative ................     405,732        327,983
  Rent ............................................      50,495         34,392
  Depreciation and amortization ...................      17,702         11,993
                                                    -----------    -----------

                                                      1,385,181      1,421,434
                                                    -----------    -----------

Operating loss ....................................    (477,298)      (349,029)
                                                    -----------    -----------


Other income (expense):
  Interest income .................................       3,219         12,294
  Other income ....................................      39,586         (7,179)
  Interest expense ................................    (100,784)      (112,452)
                                                    -----------    -----------

                                                        (57,979)      (107,337)
                                                    -----------    -----------

Loss before income taxes ..........................    (535,277)      (456,366)
Income tax expense (benefit) ......................        --               41
                                                    -----------    -----------

Net loss .......................................... $  (535,277)   $  (456,407)
                                                    ===========    ===========

Weighted average number of shares .................         634            585
                                                    ===========    ===========

Loss per common share and common equivalent share.. $      (844)   $      (780)
                                                    ===========    ===========


                      See Notes to Financial Statements.



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



                    CONGRESSIONAL CONSTRUCTION CORPORATION

                            STATEMENT OF CASH FLOWS
                                  (Unaudited)





                                                             THREE MONTHS ENDED
                                                        ------------------------------
                                                        MARCH 31, 1996  MARCH 31, 1995
                                                        --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss ................................................ $  (535,277)   $  (456,407)

Adjustments to reconcile net loss to net cash
  used in operating activities:
  Depreciation and amortization .........................      17,702         11,993
  Compensation expense for ESOP shares released .........     119,005        145,616
  Changes in operating assets and liabilities:
    Contract receivables ................................      45,710     (1,778,078)
    Costs incurred on uncompleted contracts .............      57,214        (16,966)
    Prepaid expenses and other current assets ...........      10,703        (17,392)
    Other assets ........................................     (19,657)          --
    Accounts payable ....................................     (41,482)       (71,788)
    Accrued liabilities .................................     205,842      1,805,907
    Income taxes payable ................................       1,052        (25,639)
                                                          -----------    -----------

Net cash used in operating activities ...................    (139,188)      (402,754)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchases of property and equipment ...................     (14,353)       (55,257)
  Purchases of leasehold improvements ...................      (2,840)          --
                                                          -----------    -----------

Net cash used in investing activities ...................     (17,193)       (55,257)
                                                          -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of capital lease obligation ................     (13,740)        (5,183)
  Repayments of notes payable ...........................     (68,784)      (147,356)
                                                          -----------    -----------

Net cash used in financing activities ...................     (82,524)      (152,539)
                                                          -----------    -----------

Net decrease in cash and cash equivalents ...............    (238,905)      (610,550)

Cash and cash equivalents, beginning of period ..........     350,493        961,043
                                                          -----------    -----------

Cash and cash equivalents, end of period ................ $   111,588    $   350,493
                                                          ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

   Non-cash investing and financing activities:
     Capital lease obligation for purchase of equipment.. $    79,900    $      --
                                                          ===========    ===========

   Interest paid ........................................ $    68,411    $   112,464
                                                          ===========    ===========

   Income taxes paid .................................... $     1,052    $    25,680
                                                          ===========    ===========


                      See Notes to Financial Statements.

                    CONGRESSIONAL CONSTRUCTION CORPORATION

                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                                  (Unaudited)






                                CONVERTIBLE                                  UNEARNED
                                 PREFERRED      COMMON        RETAINED         ESOP        TREASURY
                                   STOCK         STOCK        EARNINGS     Compensation      STOCK          TOTAL
                                -----------   -----------   -----------    ------------   -----------    -----------
Balance, December 31, 1995...           500         1,000   $   (27,556)   $(5,320,204)          (500)   $(5,346,760)
 Compensation expense for
     ESOP shares released              --            --            --          119,005           --          119,005
  Net loss ..................          --            --        (535,277)          --             --         (535,277)
Balance, March 31, 1996 .....           500         1,000   $  (562,833)   $(5,201,199)          (500)   $(5,763,032)
                                ===========   ===========   ===========    ===========    ===========    ===========






                      See Notes to Financial Statements.

                    CONGRESSIONAL CONSTRUCTION CORPORATION

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1996
                                  (Unaudited)



NOTE 1 - UNAUDITED INTERIM FINANCIAL STATEMENTS


    Basis of presentation - The accompanying interim financial statements of Congressional Construction Corporation ("Congressional") as of March 31, 1996 and for the quarterly periods ended March 31, 1996 and March 31, 1995 are unaudited. The balance sheet as of December 31, 1995 (unaudited) has been derived from Congressional's December 31, 1995 financial statements. In the opinion of management, these financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows. These financial statements should be read in conjunction with the Congressional December 31, 1995 financial statements and related notes which were included in AMRE's registration on Form S-4 (No. 333- 02627) filed with the Commission on April 8, 1996 as amended by Amendment No. 1 thereto filed with the Commission on April 24, 1996.


    On December 30, 1995, Congressional and AMRE, Inc. signed an Agreement and Plan of Merger which would result in Congressional becoming a wholly-owned subsidiary of AMRE, Inc. On May 28, 1996, Congressional consummated the merger and the Congressional stockholders received 899,998 shares of AMRE Common Stock in exchange for all of the Congressional common and convertible preferred stock.


NOTE 2 - EMPLOYEE STOCK OWNERSHIP PLAN

    Effective June 30, 1993, Congressional established an Employee Stock Ownership Plan (ESOP) covering its employees. Congressional borrowed $7 million from a bank ("ESOP Bank Loan") and then lent that sum to the ESOP ("ESOP Loan"). The ESOP used the proceeds of the ESOP Loan to purchase 700 shares of convertible preferred stock from one of Congressional's stockholders.

    The stock held by the ESOP is released for allocation to participant's accounts as principal is paid on the ESOP Loan. During the periods ended March 31, 1996 and March 31, 1995, Congressional made contributions to the ESOP of $67,937 and $145,616 respectively, that was used to pay principal on the ESOP Bank Loan. Gross compensation expense was approximately $119,000 and $146,000 for the periods ended March 31, 1996 and March 31, 1995.


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


                                 EXHIBIT INDEX


EXHIBIT
   NO.                            DESCRIPTION
- -------------------------------------------------------------------------------
   **2.1          Agreement and Plan of Merger dated as of December 30, 1995, among AMRE, Inc., AMRE-Congressional Acquisition, Inc., a
                  Delaware corporation, Congressional Construction, a Virginia corporation, together with all exhibits thereto
                  (incorporated by reference to the Information
                  Statement/Prospectus filed herewith as an exhibit is
                  incorporated herein by reference).

   *23.1          Consent of Deloitte & Touche LLP

  **99.1 Information Statement/Prospectus of AMRE and Congressional incorporated by reference to AMRE's Registration Statement on Form S-4, as amended (registration number 333-02627), of which the Information Statement/Prospectus is a part.

  **99.2          Press Release issued by AMRE on May 28, 1996.

* Filed herewith.
** Previously filed.


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